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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                Current Report Pursuant to Section 13 or 15(d) of
                           The Securities Act of 1934


Date of Report (Date of earliest event reported)   August 15, 2000

                               Symix Systems, Inc.
             (Exact name of registrant as specified in its charter)

     Ohio
(State or other                    (Commission                (I.R.S. Employer
jurisdiction of                    File Number)              Identification No.)
incorporation)

2800 Corporate Exchange Drive, Columbus, Ohio                      43231
(Address of principal executive offices)                         (Zip Code)

Registrant's telephone number, including area code            (614) 523-7000

                                       N/A
         (Former name or former address, if changed since last report.)
         --------------------------------------------------------------




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Item 5.  Other Events

         As previously reported in the registrant's Form 10-Q for the quarterly period ended March 31, 2000 (the "Form 10-Q"), the registrant sold its Series A Convertible Participating Preferred Shares in a private placement to a group of unaffiliated accredited investors (the "Investors") on May 10, 2000. Subsequent to the filing of the Form 10-Q, the parties executed an amendment dated August 15, 2000 (the "Amendment") to the Investor Rights Agreement dated as of May 10, 2000 among the registrant and the Investors which was filed as Exhibit 4(c) and
Exhibit 10(b) to the Form 10-Q.

         Attached as Exhibit 4(c) to this Form 8-K is a copy of the Amendment.

Item 7(c).  Exhibits

         Exhibit                            Description
         -------                            -----------
         4(c)              Amendment to Investor Rights Agreement effective as of August 15, 2000

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           SYMIX SYSTEMS, INC.



                                           By:  /s/ Lawrence W. DeLeon
                                                --------------------------------
                                                Lawrence W. DeLeon
                                                Executive Vice President
                                                Symix Worldwide Field Operations

Dated:  August 25, 2000

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                                  EXHIBIT INDEX


Exhibit                    Description
-------                    -----------

4(c)      Amendment to Investor Rights Agreement effective
          as of August 15, 2000                                    Filed herein


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